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Exhibit No.
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10.49        --  Contract change No. 3 to SMUD I.


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                                 Page 1 of 3


SMUD LOGO

SACRAMENTO MUNICIPAL UTILITY DISTRICT 6201 S Street, P.O. Box 15830, Sacramento CA 95852-1830 (916) 452-3211

                                             -----------------------------------
CONTRACT NO.    H-126    CHANGE NO.   3             FOR INTERNAL USE ONLY
             ----------             -----    -----------------------------------

 DARPA Fuel Cell Hybrid Vechicle Project     W.O./DIST. NO.
-----------------------------------------    -----------------------------------
            CONTRACT TITLE
  Development of reformer and fuel cell     PROJECT
-----------------------------------------   ------------------------------------
            CONTRACT SCOPE
   power system for hybrid electric bus      COST CENTER
-----------------------------------------   ------------------------------------

                                            RESOURCE
                                            ------------------------------------

     THIS AGREEMENT made by and between SACRAMENTO MUNICIPAL UTILITY DISTRICT, hereinafter called the District and H POWER CORPORATION.

hereinafter designated as H Power, WITNESSETH; That the parties hereto mutually agree to the following changes in the above numbered contract between the parties, hereinafter call the "original contract".

THE GENERAL INTENT OF THIS CONTRACT CHANGE IS TO REDUCE THE RESPONSIBILITIES
OF H POWER RELATED TO FUEL SYSTEM AND VEHICLE INSTALLATION WORK. SMUD WILL CONTRACT DIRECTLY FOR MATERIALS, PARTS AND LABOR TO COMPLETE INSTALLATION OF THE 10 KILOWATT FUEL CELL SYSTEM.


IN SECTION 2. PROJECT FUNDING, REPLACE PARAGRAPH E AS FOLLOWS:
---------------------------------------------------------------

E. SMUD agrees to provide to H Power funds received from DARPA in the amount of four hundred forty-eight thousand dollars ($448,000.00). These funds shall be provided in accordance with paragraph 5.E of this Agreement. The portion of these funds paid to H Power under Participation Agreement No. G-225 amounted to $250,000, thus DARPA funds remaining to be paid to H Power amount to one hundred ninety-eight thousand dollars ($198,000).


IN SECTION 4, PROJECT SCOPE, REVISE THE FOLLOWING TASKS AND SUBTASKS OF THE
----------------------------------------------------------------------------
STATEMENT OF WORK (ATTACHMENT NO. 1) TO REDUCE THE RESPONSIBILITIES OF H POWER:
-------------------------------------------------------------------------------

Subtask 2.3:    Hydrogen Storage

This subtask provides for the fuel system design, specifications and materials lists necessary to install a compressed hydrogen fuel system in a light duty shuttle bus.

    This Contract Change is subject to all provisions of the original contract and all provisions of any previous Contract Changes which are not expressly superseded in this Contract Change.

  SACRAMENTO MUNICIPAL UTILITY DISTRICT               H POWER CORP
----------------------------------------   -------------------------------------
                                                       CONTRACTOR

By  /s/ Jan Schori               7/2/99    By  /s/ Arthur Kaufman
  --------------------------------------      ----------------------------------
                                  Date                                    Date

Type Name     JAN SCHORI                   Type Name   ARTHUR KAUFMAN
          ------------------------------             ---------------------------

Title         General Manager              Title        Vice President
      ----------------------------------         -------------------------------

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Subtask 2.8:    Electric Drive System Integration

This task provides the modifications to integrate the fuel cell system with the vehicle drive train. Wiring harnesses will be designed where modifications are necessary for the main drive power and auxiliary power system wiring. These and other control, instrumentation and power wiring shall be included in design documents provided to SMUD and other project participants for use in completing required modifications.


Subtask 2.9:    Vehicle Installation and Tests


2.9.1 The fuel cell stack modules and support systems will be installed in the test and demonstration vehicle to provide a fully functioning fuel cell and battery hybrid power system.

2.9.2 The testing and initial demonstration of the vehicle will be supported by H Power on an as needed basis to assure proper operation of all power system component parts and the integrated system. Fuel cell and fuel supply systems will be tested and performance data will be collected and reported to SMUD and DARPA.

2.9.3 The off-board fuel supply system will be supported by H Power on an as needed basis to assure no detrimental effects result from fueling and refueling operations during the installation, test and demonstration periods.

IN SECTION 5.E, INVOICES AND PAYMENTS, REPLACE SUBPARAGRAPH 2) AS FOLLOWS:

2) Milestone payments shall be based on completion of payable milestones as described in Attachment 1, Statement of Work. Upon completion of a payable milestone, H Power shall submit documentation describing and certifying such completion. Payments shall be made on the basis of milestone accomplishments as follows:

    a)  Completion of Subtasks 1.4, 1.6.2, 3.1                  $130,000 (paid under G-225)

    b)  Completion of Subtasks 1.1.2, 1.2, 1.3 1.4, 1.5, 3.4    $ 83,000

    c)  Completion of Subtasks 1.6.3, 2.1, 3.5                  $ 40,000

    d)  Completion of Subtasks 2.2, 2.3, 2.4, 2.5, 2.6          $ 20,000

    e)  Completion of Subtasks 2.7.1 and 2.7.2                  $ 20,000

This Contract Change is subject to all the provisions of the original contract and all provisions of any previous Contract Changes which are not expressly superseded in this Contract Change.


SACRAMENTO MUNICIPAL UTILITY DISTRICT         JS                        AK
                                         ---------------        ---------------
                                             Init.              Contractor Init.

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
    f)  Completion of Subtasks 2.7.3 and 2.7.4                  $  7,000

    g)  Completion of Subtasks 2.9.1                            $ 18,000

    h)  Completion of Subtasks 2.9.2                            $  5,000

    i)  Completion of Subtasks 1.7, 2.10, 3.6                   $  5,000
                                                                --------
                 Total under Contract H-126                     $198,000

AMEND SECTION 6, TERM, AS FOLLOWS:

6. TERM. This Agreement shall commence upon the effective date and shall, unless earlier terminated pursuant to paragraph 26, and subject to paragraph 26, continue in effect until May1, 2000.

REPLACE SECTION 13, PROJECT PROPERTY OWNERSHIP, WITH THE FOLLOWING:

13. PROJECT PROPERTY OWNERSHIP. Title to all nonexpendable and expendable tangible personal property purchased or otherwise created through the direct Project work of H Power shall be deemed to have vested in H Power upon purchase, fabrication, manufacture or by other means of acquisition. The Project vehicle which will result from completion of vehicle integration activities of H Power and other participants in the project, as further described in the Statement of Work, will remain in complete and functional condition, with fuel cell power system installed, until such time as H Power determines that the power system must be removed, but not earlier than May 1, 2000. The parties may extend this time by mutual written agreement.

REPLACE SECTION 26, TERMINATION, WITH THE FOLLOWING:

26. TERMINATION. Either Party may terminate this Agreement at any time upon giving of no less than 60 days prior written notice to the other Party. Upon notice of termination, H Power shall immediately cease work under this Agreement and shall take all steps reasonably necessary to mitigate any costs or expenses for which SMUD or DARPA may be liable hereunder. Notwithstanding anything to the contrary contained herein, SMUD shall not be liable for any cost or expense incurred by H. Power after termination of this Agreement.


This Contract Change is subject to all the provisions of the original contract and all provisions of any previous Contract Changes which are not expressly superseded in this Contract Change.


SACRAMENTO MUNICIPAL UTILITY DISTRICT         JS                        AK
                                         ---------------        ---------------
                                             Init.              Contractor Init.